Events After the End of the Reporting Period	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the end of the reporting period
Note 29 - Events After the End of the Reporting Period

Nasdaq IPO

During February 2023, the Company completed an Initial Public Offering of 14,000,000 ordinary shares at $18 per share, on the Nasdaq Global Select Market (the: “Nasdaq IPO”). Shortly after the Nasdaq IPO, the company completed an additional allocation of 2,042,935 ordinary shares at a price of $18 per share, in accordance with an option granted to the Nasdaq IPO’s underwriters. Accordingly, the total amount raised on the Nasdaq IPO amounts to approximately $290 million dollars in total. Starting from the completion of the Nasdaq IPO as mentioned the Company is Dual Listed on the Tel Aviv Stock Exchange (“TASE”) and the Nasdaq Global Select Market.